EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Marimba, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2003, as filed with the SEC on the date hereof (the “Report”), I, Richard C. Wyckoff, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented in the Report.

October 28, 2003	/s/ Richard C. Wyckoff
Richard C. Wyckoff
Chief Executive Officer and President